Exhibit 21.01      List of Subsidiaries of Adelphia Communications Corporation1


         ADELPHIA COMMUNICATIONS CORPORATION (Delaware):

         Adelphia Merger Sub 1, Inc. (Delaware)

         Adelphia Merger Sub II, Inc. (Delaware)

         Maine Internet Access, Inc. (Delaware)

         ACC INVESTMENT HOLDINGS, INC. (Delaware)

         ACC OPERATIONS, INC. (Delaware)

         Adelphia Cablevision of the Kennebunks, L.L.C. (Delaware)

         Adelphia California Cablevision L.L.C. (Delaware)

                  CP-MDU I LLC (Delaware)

                  CP-MDU II LLC (Delaware)

         Praxis Capital Ventures L.L.C. (Delaware)

         Telesat Acquisition L.L.C. (Delaware)

         Devon Mobile Communications, L.P. (Delaware)

         Adelphia Arizona, Inc. (Arizona)

         Monument Colorado Cablevision, Inc. (Delaware)

         U.S. Tele-Media Investment Company (Pennsylvania)

         Southwest Virginia Cable, Inc. (Delaware)

         CHELSEA COMMUNICATIONS, L.L.C. (Delaware)

         ACC HOLDINGS II, L.L.C. (Delaware)

         UCA, L.L.C. (Delaware)

         Van Buren County Cablevision, Inc. (Michigan)

         ADELPHIA WESTERN NEW YORK HOLDINGS, L.L.C. (Delaware)

         Western NY Cablevision, L.P. (Delaware)
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         Parnassos Communications, L.P. (Delaware)

         Parnassos Holdings, L.L.C. (Delaware)

         Parnassos, L.P. (Delaware)

         Empire Sports Network, L.P. (Delaware)

         OLYMPUS COMMUNICATIONS, L.P. (Delaware)

         Adelphia Cable Partners, L.P. (Delaware)

         Key Biscayne Cablevision (a Pennsylvania general partnership)

         Southeast Florida Cable, Inc. (Florida)

         Mercom of Florida, Inc. (Florida)

         Palm Beach Group Cable Inc. (Florida)

         Palm Beach Group Cable Joint Venture (50% general partnership interest)
          (a Florida general partnership)

         Timotheos Communications, L.P. (Delaware)

         Adelphia Telecommunications of Florida, Inc. (Delaware)

         Ft. Myers Acquisition Limited Partnership (Delaware)

         Ft. Myers Cablevision, L.L.C. (Delaware)

         Ft. Myers/Gateway L.L.C. (Delaware)

         Leadership Acquisition Limited Partnership (Delaware)

         National Cable Acquisition Associates, L.P. (Delaware)

         Telemedia Investment Partnership, L.P. (Delaware)

         Olympus Capital Corporation (Delaware)

         Olympus Communications Holding, L.L.C. (Delaware)

         Adelphia GS Cable, L.L.C (Delaware)

         Telesat Acquisition Limited Partnership (Delaware)

         West Boca Acquisition L.P. (Delaware)

         Starpoint, Limited Partnership (Pennsylvania)

         Cable Sentry Corporation (Florida)

         Automatic Alarms Company, Inc. (Florida)
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         ADELPHIA CABLEVISION, INC. (Pennsylvania)
         ADELPHIA COMMUNICATIONS INTERNATIONAL, INC. (Delaware)

         ADELPHIA GENERAL HOLDINGS II, INC. (Delaware)

         ADELPHIA INTERNATIONAL II, L.L.C. (Delaware)

         ADELPHIA INTERNATIONAL III, L.L.C. (Delaware)

         ADELPHIA MOBILE PHONES, INC. (Delaware)

         ADELPHIA TELECOMMUNICATIONS, INC. (Delaware)

         CHELSEA COMMUNICATIONS, INC. (Delaware)

         Better TV, Inc. of Bennington (Vermont)

         Kalamazoo County Cablevision, Inc. (Michigan)

         Mt. Lebanon Cablevision, Inc. (Pennsylvania)

         Multi-Channel T.V. Cable Company (Ohio)

         Pericles Communications Corporation (Delaware)

         Mountain Cable Communications Corporation (Delaware)

         Lake Champlain Cable Television Corporation (Vermont)

         Richmond Cable Television Corporation (Vermont)

         Mountain Cable Company (Vermont)

         Rigpal Communications, Inc. (Pennsylvania)

         Upper St. Clair Cablevision, Inc. (Pennsylvania)

         Adelphia Cablevision Associates, L.P. (Pennsylvania)

         Three Rivers Cable Associates, L.P. (Pennsylvania)

         Young's Cable TV Corporation (Vermont)

         GLOBAL CABLEVISION II, INC. (Delaware)

         Global Acquisitions Partners, L.P. (Delaware)

         GRAND ISLAND Cable, INC. (Delaware)

         HARRON COMMUNICATIONS CORP. (New York)

         Harron Cablevision Of Michigan, Inc. (Delaware)
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         Harron Cablevision Of New Hampshire, Inc. (Delaware)

         Harron Cablevision Of New York, Inc. (Delaware)

         MERCURY COMMUNICATIONS, INC. (Delaware)

         MONTGOMERY CABLEVISION, INC. (Pennsylvania)

         ORCHARD PARK CABLEVISION, INC. (Delaware)

         PAGE TIME, INC. (Delaware)

         ROBINSON/PLUM CABLEVISION, L.P. (Pennsylvania)

         SABRES, INC. (Delaware)

         SHHH ACQUISITION CORPORATION (Delaware)

         SVHH Holdings, Inc. (Delaware)

         SVHH Cable Acquisition, L.P. (Delaware)

         ST. MARY'S TELEVISION, INC. (50% owned) (Pennsylvania)

         ADELPHIA GP HOLDINGS, L.L.C. (Delaware)

         FrontierVision Partners, L.P. (Delaware)

         FrontierVision Holdings, L.P. (Delaware)

         FrontierVision Holdings, L.L.C. (Delaware)

         FrontierVision Holdings Capital Corporation (Delaware)

         FrontierVision Holdings Capital II Corporation (Delaware)

         FrontierVision Operating Partners, L.P. (Delaware)
         FrontierVision Operating Partners, L.L.C. (Delaware)

         FrontierVision Capital Corporation (Delaware)

         FrontierVision Access Partners, L.L.C. (Delaware)

         FrontierVision Cable New England, Inc. (Delaware)

         New England Cablevision of Massachusetts, Inc. (Maine)

         The Maine Internetworks, Inc. (Maine)

         ADELPHIA BUSINESS SOLUTIONS, INC. (Delaware)

         Adelphia Business Solutions Operations, Inc. (Delaware)

         Adelphia Business Solutions, L.L.C.  (Delaware)

         Adelphia Business Solutions General Holdings, Inc. (Delaware)

         Adelphia Business Solutions Capital, Inc. (Delaware)

         Adelphia Business Solutions Long Haul, L.P. (Delaware)

         Adelphia Business Solutions International, L.L.C. (Delaware)

         Adelphia Business Solutions Investment, LLC (Delaware)

         Adelphia Business Solutions of Connecticut, Inc. (Delaware)

         Adelphia Business Solutions of Delaware, L.L.C. (Delaware)

         Adelphia Business Solutions of District of Columbia, L.L.C. (Delaware)

         Adelphia Business Solutions of Florida, Inc. (Florida)

         Adelphia Business Solutions of Jacksonville, Inc. (Florida)

         Adelphia Business Solutions of Illinois, Inc. (Delaware)

         Adelphia Business Solutions of Kentucky, Inc. (Delaware)

         Adelphia Business Solutions of Louisiana, Inc. (Delaware)

         Adelphia Business Solutions of Louisiana, LLC (Delaware)

         Adelphia Business Solutions of Massachusetts, Inc. (Delaware)

         Adelphia Business Solutions of Michigan, Inc. (Delaware)

         Adelphia Business Solutions of Nashville, L.P. (California)

         Adelphia Business Solutions of New Hampshire, Inc. (Delaware)

         Adelphia Business Solutions of New Jersey, L.L.C. (Delaware)

         Adelphia Business Solutions of New York, Inc. (Delaware)

         Adelphia Business Solutions of Eastern New York, Inc. (Delaware)

         Adelphia Business Solutions of North Carolina, L.P. (Delaware)

         Adelphia Business Solutions of Ohio, Inc. (Delaware)

         Adelphia Business Solutions of Pennsylvania, Inc. (Delaware)

         Adelphia Business Solutions of Rhode Island, Inc. (Delaware)

         Adelphia Business Solutions of South Carolina, Inc. (Delaware)

         Adelphia Business Solutions of Tennessee, Inc. (Delaware)

         Adelphia Business Solutions of Texas, L.P. (Delaware)

         Adelphia Business Solutions of Vermont, Inc. (Delaware)

         Adelphia Business Solutions of Virginia, L.L.C. (Virginia)

         Susquehanna Adelphia Business Solutions (Pennsylvania General
          Partnership) (50%)

         PECO Hyperion Telecommunications (Pennsylvania General Partnership)
          (50%)

         Structus Technology, Inc. (South Carolina)

         ARAHOVA COMMUNICATIONS, INC. (Delaware)

         Adelphia Prestige Cablevision, L.L.C. (Delaware)

         Adelphia of Midwest, Inc. (Delaware)

         Adelphia Cleveland, L.L.C. (Delaware)

         Arahova Holdings, L.L.C. (Delaware)

         Badger Holding Corp. (Delaware)

         Blacksburg/Salem Cablevision, Inc. (Virginia)

         Brazas Communications, Inc. (Delaware)

         Century Cablevision Holdings, L.L.C. (Delaware)

         Century Communications Corporation (Texas)

         CCC III, Inc. (Delaware)

         CDA Cable, Inc. (Idaho)

         Century Advertising, Inc. (Delaware)

         Century Alabama Corp. (Delaware)

         Century Alabama Holding Corp. (Delaware)

         Century Australia Communications Corp. (Nevada)

         Century Australia Telecommunications Corp. (Delaware)

         Century Berkshire Cable Corp. (Delaware)

         Century Cable of Southern California (CA)

         Century Cable Holding Corp. (New York)

         Century Cable Management Corp. (Connecticut)

         Century Carolina Corp. (Delaware)

         Century Colorado Springs Corp. (Delaware)

         Century Cullman Corp. (Delaware)

         Century Enterprise Cable Corp. (Delaware)

         Century Federal, Inc. (CA)

         Century Granite Cable Television Corp. (Delaware)

         Century Huntington Company (Delaware)

         Century Indiana Corp. (Wyoming)

         Century International Holding Corp. (Nevada)

         Century Investment Holding Corp. (Delaware)

         Century International Investment Corp. (Nevada)

         Century Investors, Inc. (Delaware)

         Century Island Associates, Inc. (Delaware)

         Century Island Cable Television Corp. (Delaware)

         Century Kansas Cable Television Corp. (Delaware)

         Century Kootenai Cable Television Corp. (Delaware)

         Century Lykens Cable Corp. (Delaware)

         Century Mendocino Cable Television Inc. (Delaware)

         Century Microwave Corp. (Delaware)

         Century Mississippi Corp. (Delaware)

         Century-ML Cable Corporation (Delaware)

         Century Mountain Corp. (Delaware)

         Century New Mexico Cable Television Corp. (Delaware)

         Century Norwich Corp. (Connecticut.)

         Century Ohio Cable Television Corp. (Delaware)

         Century Oregon Cable Corp. (Delaware)

         Century Pacific Cable TV Inc. (Delaware)

         Century Programming, Inc. (Delaware)

         Century Programming Ventures Holding Corp. (Nevada)

         Century Pullman Cable Television Corp. (Washington)

         Century Radio Corp. (Delaware)

         Century Realty Corp. (Delaware)

         Century Shasta Cable Television Corp. (Delaware)

         Century Southwest Colorado Cable Television Corp. (Delaware)

         Century Telecommunications, Inc. (CA)

         Century Trinidad Cable Television Corp. (Delaware)

         Century Venture Corp. (Delaware)

         Century Virginia Corp. (Delaware)

         Century Voice and Data Communications, Inc. (Nevada)

         Century Warrick Cable Corp. (Delaware)

         Century Washington Cable Television Inc. (Delaware)

         Century Western Cable Corp. (Nevada)

         Century Wyoming Cable Television Corp. (Delaware)

         Clear Cablevision, Inc. (Delaware)

         Tri-States, L.L.C. (Delaware)

         Tele-Media Company of Tri-States, L.P. (Delaware)

         Wellsville Cablevision, L.L.C. (Delaware)

         Louisa Cablevision, Inc. (Delaware)

         Scranton Cablevision, Inc. (Pennsylvania)

         Manchester Cablevision, Inc. (New Jersey)

         Martha's Vineyard Cablevision, LP (Delaware)

         Century Programming Ventures Corp. (Nevada)

         Owensboro-Brunswick, Inc. (Delaware)

         TMC Holding Corporation (Delaware)

         TMC Holdings, L.L.C. (Delaware)

         Adelphia Company of Western CT (Connecticut)

         Eastern Virginia Cablevision, LP (Delaware)

         Eastern Virginia Cablevision Holdings, L.L.C. (Delaware)

         Tele-Media Company of Hopewell-Prince George (Virginia)

         DVD Marketing Company, Inc. (Delaware)

         CMA Cablevision Associates III, L.P.

         CMA Cablevision Associates XI, LP

         COG Creations Holding Corp. (Nevada)

         COG Creations Corp. (Nevada)

         Cowlitz Cablevision Inc. (Washington)

         CT Investment Corp. (Delaware)

         E. & E. Cable Service, Inc. (W. Virginia)

         FAE Cable Management Corp. (Delaware)

         Grafton Cable Company (W. Virginia)

         Huntington CATV, Inc. (Indiana)

         Imperial Valley Cablevision, Inc. (Texas)

         Kootenai Cable, Inc. (Delaware)

         Mickelson Media of Florida, Inc. (Florida)

         Mickelson Media, Inc. (Minnesota)

         Owensboro on the Air, Inc. (Kentucky)

         Paragon Cable Television, Inc. (Wisconsin)

         Paragon Cablevision Construction Corp. (Wisconsin)

         Paragon Cablevision Management Corp. (Wisconsin)

         Pullman TV Cable Co., Inc. (Washington)

         Rentavision of Brunswick Inc. (Georgia)

         S/T Cable Corp. (Delaware)

         Sentinel Communications of Muncie, Indiana, Inc. (Indiana)

         Southwest Colorado Cable, Inc. (Delaware)

         Star Cablevision, Inc. (Georgia)

         Star Cable Inc. (W. Virginia)

         Valley Video Inc. (New York)

         Warrick Cablevision Inc. (Indiana)

         Westover T.V. Cable Co., Incorporated (W. Virginia)

         Wilderness Cable Company (W. Virginia)

         Yuma Cablevision, Inc. (Texas)

         Century Colorado Springs Partnership (Delaware)

         Century-ML Cable Venture  (New York)

         Century Exchange L.L.C. (Delaware)

         Century-TCI California L.P. (Delaware)

         Century-TCI California Communications, L.P. (Delaware)

         Century-TCI Holdings, L.L.C. (Delaware)

         U.S. TELE-MEDIA INVESTMENT COMPANY (Pennsylvania)



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1   Adelphia Communications Corporation and its subsidiaries operate under the name "Adelphia", or, regarding Adelphia Business Solutions, Inc. and its subsidiaries, "Adelphia Business Solutions."